CONFERENCE CALL PRESENTATION Second Quarter Ended January 1, 2023 (Unaudited Results) Exhibit 99.2

CAUTIONARY STATEMENTS Forward-Looking Statements Certain statements included herein contain “forward-looking statements” within the meaning of federal securities laws about the financial condition and results of operations of the Company that are based on management’s beliefs, assumptions and expectations about our future economic performance, considering the information currently available to management. An example of such forward-looking statements include, among others, guidance pertaining to our financial outlook. The words “believe,” “may,” “could,” “will,” “should,” “would,” “anticipate,” “plan,” “estimate,” “project,” “expect,” “intend,” “seek,” “strive” and words of similar import, or the negative of such words, identify or signal the presence of forward-looking statements. These statements are not statements of historical fact, and they involve risks and uncertainties that may cause our actual results, performance or financial condition to differ materially from the expectations of future results, performance or financial condition that we express or imply in any forward-looking statement. Factors that could contribute to such differences include, but are not limited to: the competitive nature of the textile industry and the impact of global competition; changes in the trade regulatory environment and governmental policies and legislation; the availability, sourcing and pricing of raw materials; general domestic and international economic and industry conditions in markets where the Company competes, including economic and political factors over which the Company has no control; changes in consumer spending, customer preferences, fashion trends and end uses for products; the financial condition of the Company’s customers; the loss of a significant customer or brand partner; natural disasters, industrial accidents, power or water shortages, extreme weather conditions and other disruptions at one of our facilities; the disruption of operations, global demand, or financial performance as a result of catastrophic or extraordinary events, including epidemics or pandemics such as the recent strain of coronavirus; the success of the Company’s strategic business initiatives; the volatility of financial and credit markets; the ability to service indebtedness and fund capital expenditures and strategic business initiatives; the availability of and access to credit on reasonable terms; changes in foreign currency exchange, interest and inflation rates; fluctuations in production costs; the ability to protect intellectual property; the strength and reputation of our brands; employee relations; the ability to attract, retain and motivate key employees; the impact of climate change or environmental, health and safety regulations; and the impact of tax laws, the judicial or administrative interpretations of tax laws and/or changes in such laws or interpretations. All such factors are difficult to predict, contain uncertainties that may materially affect actual results and may be beyond our control. New factors emerge from time to time, and it is not possible for management to predict all such factors or to assess the impact of each such factor on the Company. Any forward-looking statement speaks only as of the date on which such statement is made, and we do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made, except as may be required by federal securities laws. The above and other risks and uncertainties are described in the Company’s most recent Annual Report on Form 10-K, and additional risks or uncertainties may be described from time to time in other reports filed by the Company with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Non-GAAP Financial Measures Certain non-GAAP financial measures are designed to complement the financial information presented in accordance with GAAP. These non-GAAP financial measures include Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”), Adjusted EBITDA, Adjusted Net Income, Adjusted EPS, Adjusted Working Capital and Net Debt (collectively, the “non-GAAP financial measures”). The non-GAAP financial measures are not determined in accordance with GAAP and should not be considered a substitute for performance measures determined in accordance with GAAP. The calculations of the non-GAAP financial measures are subjective, based on management’s belief as to which items should be included or excluded in order to provide the most reasonable and comparable view of the underlying operating performance of the business. The Company may, from time to time, modify the amounts used to determine its non-GAAP financial measures. We believe that these non-GAAP financial measures better reflect the Company’s underlying operations and performance and that their use, as operating performance measures, provides investors and analysts with a measure of operating results unaffected by differences in capital structures, capital investment cycles and ages of related assets, among otherwise comparable companies. In evaluating non-GAAP financial measures, investors should be aware that, in the future, we may incur expenses similar to the adjustments included herein. Our presentation of non-GAAP financial measures should not be construed as indicating that our future results will be unaffected by unusual or non-recurring items. Each of our non-GAAP financial measures has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our results or liquidity measures as reported under GAAP. Some of these limitations are (i) it is not adjusted for all non-cash income or expense items that are reflected in our statements of cash flows; (ii) it does not reflect the impact of earnings or charges resulting from matters we consider not indicative of our ongoing operations; (iii) it does not reflect changes in, or cash requirements for, our working capital needs; (iv) it does not reflect the cash requirements necessary to make payments on our debt; (v) it does not reflect our future requirements for capital expenditures or contractual commitments; (vi) it does not reflect limitations on or costs related to transferring earnings from our subsidiaries to us; and (vii) other companies in our industry may calculate this measure differently than we do, limiting its usefulness as a comparative measure. Because of these limitations, these non-GAAP financial measures should not be considered as a measure of discretionary cash available to us to invest in the growth of our business or as a measure of cash that will be available to us to meet our obligations, including those under our outstanding debt obligations. You should compensate for these limitations by relying primarily on our GAAP results and using these measures only as supplemental information.

Q2 FISCAL 2023 OVERVIEW

(compared to Q2 Fiscal 2022)

Metric	Q2 Fiscal 2023	Q2 Fiscal 2022
Revenue	$136.2M	vs. $201.4M
Diluted EPS	($1.00)	vs. $0.05
Adj. EBITDA(1)	$(13.0)M	vs. $10.9M
REPREVE Fiber % of Sales	31%	vs. 40%

- **Continued demand disruption leads to performance shortfall**
  - **Cost reduction actions have been implemented: reduced labor hours, curtailed discretionary spend, extended production shutdown periods, and delayed backfills of open positions**
  - **January 2023 weekly volume levels in Americas trending above the levels from November and December 2022**
- **High material costs from mid-2022 impacted Americas and Brazil gross profit, but material costs have stabilized through January 2023**
- **Asia operations remain agile and opportunistic amid demand disruption, maintaining strong margin profile**
  - **Temporary demand pressures will continue through Lunar New Year holiday break**
- **Momentum continues for new products, customer adoptions, and co-branding:**
  - **REPREVE® Fiber products comprised 31% ($42.9M) of net sales vs. 40% ($81.5M) for the second quarter of fiscal 2022**
  - **19.8 million REPREVE® hangtags sent to brand customers during Q2 fiscal 2023**

(1) Adjusted EBITDA is a non-GAAP measure described on Slide 2 and reconciled within the Earnings Release dated February 1, 2023.
REPREVE Fiber represents UNIFI's collection of fiber products on its recycled platform, with or without added technologies.

3

REPREVE FIBER SALES REPREVE Fiber represents UNIFI’s collection of fiber products on its recycled platform, with or without added technologies. as a % of Net Sales and Millions of $s Annual Quarterly FY 2021 FY 2022 FY 2023 $51.6 $62.5 $61.7 $70.0 $71.9 $81.5 $71.9 $67.7 $49.2 $163 $180 $186 $246 $293 % of Net Sales % of Net Sales Fiscal Year $42.9

NET SALES OVERVIEW Consolidated Americas Brazil Asia 1 Approximates the impact of foreign currency translation. Note: Q2 FY22 ended on December 26, 2021; Q2 FY23 ended on January 1, 2023; and each contained 13 weeks. Quarter-Over-Quarter, $s in Millions Volume (34.9%) Price/Mix 4.5% FX1 (2.0%) ↓25.7% ↓32.4% Volume (27.4%) Price/Mix 2.0% FX1 (0.3%) Volume (53.4%) Price/Mix 5.3% FX1 (9.1%) Volume 8.1% Price/Mix (21.0%) FX1 6.0% ↓57.2% ↓6.9%

GROSS PROFIT OVERVIEW Consolidated Americas Brazil Asia Note: Q2 FY22 ended on December 26, 2021; Q2 FY23 ended on January 1, 2023; and each contained 13 weeks. Gross Profit $ Gross Profit % Quarter-Over-Quarter, $s in Millions Q2 FY22 Q2 FY23 Q2 FY22 Q2 FY23 Q2 FY22 Q2 FY23 Q2 FY22 Q2 FY23

AMENDED CREDIT FACILITY Concept Prior Facility1 New Facility2 Maturity date December 18, 2023 October 28, 2027 Pricing LIBOR + 1.25% to 1.75% SOFR + 10 bps + 1.25% to 1.75% Capacity / Structure $100.0 Revolver $100.0 Term Loan $115.0 Revolver $115.0 Term Loan SLLPs None 1 bps to 5 bps potential benefit $s in Millions 1 – The Prior Facility refers to the Amended and Restated Credit Agreement (together with subsequent amendments) entered into on March 26, 2015. 2 – The New Facility refers to the Second Amended and Restated Credit Agreement entered into on October 28, 2022. SLLP – Sustainability Linked Loan Principles

BALANCE SHEET HIGHLIGHTS Capital allocation strategy remains balanced across: Debt Principal Cash Net Debt $s in Millions Share Repurchases Balanced Leverage Organic Growth 1 2 Acquisitions 4 3 FYs 2021, 2022, and 2023: New texturing equipment FYs 2021, 2022, and 2023: Balance sheet diligence FY 2022: 615,500 shares repurchased for $9.2 FY 2021: Two bolt-on transactions completed